================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              REDFED BANCORP INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                              REDFED BANCORP INC.
                             300 EAST STATE STREET
                          REDLANDS, CALIFORNIA 92373
                                (909) 793-2391

                                                                 April 18, 1997

Dear Stockholder:

  You are cordially invited to attend the annual meeting of stockholders of RedFed Bancorp Inc. ("RedFed"), the holding company for Redlands Federal Bank, a federal savings bank, which will be held on May 20, 1997, at 10:00 a.m., at the Redlands Federal Bank Headquarters, 300 East State Street, Redlands, California.

  The attached notice of the annual meeting and proxy statement describe the formal business to be transacted at the meeting. Directors and officers of RedFed as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the meeting to respond to any questions that you may have.

  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

  On behalf of the Board of Directors and all of the employees of the Company and Redlands Federal Bank, I wish to thank you for your continued support. We appreciate your interest.

                                          Sincerely yours,

                                          /s/ Anne Bacon

                                          Anne Bacon
                                          President and Chief Executive
                                           Officer

                              REDFED BANCORP INC.
                             300 EAST STATE STREET
                          REDLANDS, CALIFORNIA 92373
                                (909) 793-2391

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 1997

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of RedFed Bancorp Inc. will be held on May 20, 1997, at 10:00 a.m., at the Redlands Federal Bank Headquarters, 300 East State Street, Redlands, California.

  The annual meeting is for the purpose of considering and voting upon the following matters:

  1. The election of two directors for terms of three years each or until their successors are elected and qualified;

  2. Such other matters as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has established March 31, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof. Only holders of the common stock of the Company of record as of the close of business on that date will be entitled to vote at the annual meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the annual meeting will be available at Redlands Federal Bank, 300 East State Street, Redlands, California 92373, for a period of ten days prior to the annual meeting and will also be available at the meeting itself.

                                          By Order of the Board of Directors

                                          /s/ Annemarie Mead

                                          Annemarie Mead
                                          Secretary

Redlands, California
April 18, 1997

                              REDFED BANCORP INC.

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 20, 1997

                               ----------------

SOLICITATION AND VOTING OF PROXIES

  This proxy statement is being furnished to stockholders of RedFed Bancorp Inc. ("RedFed" or the "Company") in connection with the solicitation by the board of directors of the Company ("Board of Directors") of proxies to be used at the Annual Meeting of Stockholders ("Meeting") to be held on May 20, 1997, at 10:00 a.m., at the Redlands Federal Bank headquarters, 300 East State Street, Redlands, California, and at any adjournments thereof. The 1996 Annual Report to Stockholders accompanies this proxy statement, which is first being mailed to record holders on or about April 18, 1997.

  Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be present in person or represented by proxy at the Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF REDFED WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT.

  The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, as may properly come before the Meeting or any adjournments thereof.

  A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Meeting.

  The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Meeting and will be paid a fee of $3,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or other means of communication by directors, officers and regular employees of the Company and Redlands Federal Bank, a federal savings bank (the "Bank"), without additional compensation therefor. RedFed will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

  The securities which may be voted at the Meeting consist of shares of common stock of RedFed ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors.

  The close of business on March 31, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 7,397,950 shares.

  As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement the Limit.

  The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

  As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information as to the only persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 ("Exchange Act") by such persons and groups.

                                                          NUMBER
      NAME AND ADDRESS                                      OF       PERCENT OF
     OF BENEFICIAL OWNER                                  SHARES      CLASS(6)
     -------------------                                  -------    ----------
Wellington Management, L.L.P. ........................... 982,000(1)   13.27%
75 State Street
Boston, MA 02109
Thomson Horstmann & Bryant, Inc. ........................ 506,900(2)    6.85%
Park 80 West, Plaza Two
Saddle Brook, NJ 07663
First Manhattan Corporation.............................. 479,560(3)    6.48%
437 Madison Avenue
New York, NY 10022
Bay Pond Partners, L.P. ................................. 437,400(4)    5.91%
75 State Street
Boston, MA 02109
Weiss, Peck & Greer, L.L.C. ............................. 425,000(5)    5.74%
One New York Plaza
New York, NY 10004

--------
(1) Based upon information filed in a Schedule 13G by Wellington Management Company, LLP on January 24, 1997.

(2) Based upon information filed in a Schedule 13G by Thomson Horstmann & Bryant, Inc. on January 7, 1997.

(3) Based upon information provided by The NASDAQ Stock Market as of December 31, 1996, and information filed in Amendment No. 3 to Schedule 13D by First Manhattan Co. as general partner of First Save Associates, L.P. and Second First Save Associates, L.P. on August 26, 1996. Partnership holdings are as follows: First Save Associates, L.P. holds 202,200 shares and Second First Save Associates, L.P. holds 191,950 shares.

(4) Based upon information filed in a Schedule 13D for Bay Pond Partners, L.P. by its general partner, Wellington Hedge Management Limited Partnership, on January 28, 1997 (these shares are duplicated in the 13G filing by Wellington Management Co.)

(5) Based upon information filed in a Schedule 13G by Weiss, Peck & Greer, L.L.C. on February 5, 1997.

(6) Calculated using number of shares outstanding as of the record date.

                             ELECTION OF DIRECTORS

  Each of the members of the Board of Directors of RedFed also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

  Director Henry Van Mouwerik has announced his intention to retire as of the May 20, 1997 date of the meeting. The Board of Directors of RedFed Bancorp Inc., has taken action to reduce the number of directors on the Board from eight to seven, effective with the 1997 Annual Meeting.

  The two nominees proposed for election at the Meeting are Messrs. Douglas R. McAdam and Robert G. Wiens. Both nominees named are presently directors of the Company and the Bank. In the event that either nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of such other person or persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD IF EXECUTED AND RETURNED WILL BE VOTED "FOR" THE ELECTION OF BOTH NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

  The following table sets forth, as of the Record Date, the names of the nominees, other directors and "Named Executive Officers" (as defined below), their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank, and the year in which their individual terms (or in the case of nominees, their proposed terms) as directors of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

   NAME AND PRINCIPAL                   EXPIRATION  SHARES OF             OWNERSHIP
 OCCUPATION AT PRESENT                   OF TERM   COMMON STOCK             AS A
      AND FOR THE             DIRECTOR      AS     BENEFICIALLY            PERCENT
    PAST FIVE YEARS       AGE SINCE (1)  DIRECTOR    OWNED (2)            OF CLASS
 ---------------------    --- --------  ---------- ------------           ---------
NOMINEES FOR DIRECTOR
Douglas R. McAdam.......   52   1987       2000      37,389 (3)(4)          0.51%
 CPA; Officer, Director
 and Shareholder of
 Soren McAdam Bartells,
 Certified Public
 Accountants, Inc.
Robert G. Wiens.........   61   1986       2000      168,404(3)(6)(7)(8)    2.28
 Retired President,
 Chief Executive Officer
 and Chairman of the
 Board of Directors of
 the Company and Bank
CONTINUING DIRECTORS
Stanley C. Weisser......   55   1986       1999       65,464(3)(4)          0.88
 Pharmacist and
 President, Chief
 Executive Officer and
 Director of Network
 Pharmaceutical Inc.
 operator of local
 pharmacies
William T. Hardy, Jr. ..   53   1990       1999       48,889(3)(4)          0.66
 President of Renown
 LLC, a produce exporter
Anne Bacon..............   52   1995       1998       47,451(5)(8)          0.64
 President and Chief
 Executive Officer of
 the Company and the
 Bank; former President
 and Chief Executive
 Officer of First
 Western Bank, Las Vegas
William C. Buster, Jr. .   60   1989       1998       63,464(3)(4)          0.86
 President of Wm. C.
 Buster, Inc., a general
 contracting firm and
 Vespar Development Co.,
 a residential and
 commercial real estate
 development company
John D. McAlearney,
 Jr. ...................   52   1989       1998       68,714(3)(4)          0.93
 Chairman of the Board
 of Directors of the
 Company and Bank;
 Attorney, officer,
 director and
 shareholder of McPeters
 McAlearney Shimoff &
 Hatt, a Professional
 Corporation
RETIRING DIRECTOR
Henry H. Van Mouwerik...   68   1966       1997       41,164(3)(4)          0.56
 Manages family-owned
 properties

                                                        SHARES OF
              NAME AND PRINCIPAL                          COMMON       OWNERSHIP
            OCCUPATION AT PRESENT                         STOCK          AS A
                 AND FOR THE                           BENEFICIALLY     PERCENT
               PAST FIVE YEARS                  AGE      OWNED (2)     OF CLASS
            ---------------------               --- ------------------ ---------
NAMED EXECUTIVE OFFICERS
D. Brian Reider...............................   46 14,766(3)(6)(7)(8)   0.20%
 Vice President, General Counsel and Assistant
 Secretary of the Company; Executive Vice
 President, Chief Operating Officer and
 General Counsel of the Bank; President and
 Director of RedFed, Inc. and RedFed Escrow,
 Inc. and Treasurer of Redlands Financial
 Services, Inc.
David C. Gray, CPA............................   54 26,975(3)(6)(7)(8)   0.36
 Treasurer and Chief Financial Officer of the
 Company; Senior Vice President and Chief
 Financial Officer of the Bank; and Treasurer
 of RedFed, Inc. and RedFed Escrow, Inc.
Norman E. Bellefeuille, Jr. ..................   44 22,628(3)(6)(7)(8)   0.31
 Senior Vice President and Chief Loan Officer
 of the Bank
Carol A. Snodgress............................   42 31,781(3)(6)(7)(8)   0.43
 Vice President and Investor Relations Officer
 of the Company; Senior Vice President/Retail
 Banking Officer of the Bank; and Senior Vice
 President of RedFed, Inc.
Stock Ownership of all directors and executive
 officers as a group (12 persons).............           637,089         8.61

--------
(1) Includes years of service as a director of the Bank.

(2) Each person or relative of such person whose shares are included herein exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported.

(3) Includes 12,586, 3,897, 4,930, 4,930 and 4,930 shares awarded to Messrs.
    Wiens, Reider, Gray and Bellefeuille and Ms. Snodgress, respectively, under the Redlands Federal Bank Recognition and Retention Plan for Officers and Employees ("RRP") Trust and includes 2,571 shares each awarded to Messrs. McAdam, Van Mouwerik, Weisser, Buster, McAlearney and Hardy, respectively, under the Redlands Federal Bank Recognition and Retention Plan for Outside Directors ("DRP") Trust, as to which voting may be directed. Awards vest in five equal installments, the first of which occurred on April 7, 1995 and continue on each anniversary date thereafter.

(4) Includes 17,480 shares subject to options currently exercisable granted to Messrs. McAdam, Van Mouwerik, Weisser, Buster, McAlearney and Hardy, respectively, under the RedFed Bancorp Inc. 1994 Option Plan for Outside Directors (the "Directors' Option Plan") which began vesting on April 7, 1995, one year from the date of grant.

(5) Includes 30,000 shares subject to options granted under the 1995 Long Term Incentive Plan (the "Incentive Plan"), 15,000 of which become exercisable within 60 days after the Record Date. Does not include 45,000 shares subject to options which become exercisable in three equal annual installments commencing April 25, 1998. Includes 12,600 performance restricted stock awards granted under the Incentive Plan which have vested and 851 shares allocated to Ms. Bacon under the Bank's ESOP. Does not include 30,400 shares of performance restricted stock awards which vest April 25, 2000, subject to the discretionary authority of the Board of Directors to accelerate vesting, in whole or in part, based upon performance.

(6) Includes 69,920, 6,992, 6,992, 6,992 and 6,992 shares subject to the portions of the options granted to Messrs. Wiens, Reider, Gray and Bellefeuille and Ms. Snodgress, respectively, under the RedFed Bancorp Inc. 1994 Incentive Stock Option Plan (the "Stock Option Plan") that were exercisable as of the Record Date. Does not include 10,488, 10,488, 10,488 and 10,448 shares subject to options granted to Messrs. Reider, Gray and Bellefeuille and Ms. Snodgress, respectively, under the Stock Option Plan which become exercisable in three equal annual installments, the first of which will occur on April 7, 1997.

(7) Includes 50,862, 1,631, 12,945, 8,694 and 10,802 shares held in the
    Employer Stock Fund of the Redlands Federal Bank Employee 401(k) Trust and allocated to the accounts of Messrs. Wiens, Reider, Gray and Bellefeuille and Ms. Snodgress, respectively, as to which voting may be directed.

(8) Includes 851, 1,645, 2,245, 2,107, 1,887 and 1,790 shares allocated to Ms.
    Bacon, Messrs. Wiens, Reider, Gray and Bellefeuille and Ms. Snodgress, respectively, under the Bank's ESOP.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

  The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets on a monthly basis and has additional meetings as needed. During fiscal 1996, the Board of Directors of the Company held 16 meetings. The Boards of Directors of the Company and the Bank maintain the following committees, among others:

  Executive Committee. The Executive Committee consists of Messrs. McAlearney (Chairman), Van Mouwerik, Weisser, McAdam and Ms. Bacon. The Committee has the authority, subject to certain exceptions, to act on all matters of Board business between Board meetings subject to notification to the Board at its next meeting. This Committee did not meet in 1996.

  Audit Committee. The Audit Committee consists of Messrs. McAdam (Chairman), Weisser, McAlearney, and Hardy, all of whom are non-employee directors. This committee meets at least quarterly and recommends an independent audit firm to the full Board for approval, approves internal audit schedules, and reviews internal audit reports. The Audit Committee met four times in 1996.

  Nominating Committee. The Nominating Committee consists of Messrs. Buster (Chairman), Weisser and Hardy. The Nominating Committee makes recommendations to the board of directors of nominees for election as directors at the Company's Annual Meeting of Stockholders and met for this purpose on February 25, 1997. The Nominating Committee will consider nominees proposed by stockholders who give appropriate and timely notice of such proposed nominations in accordance with the requirements of Section 6(c)(ii) of Article I of the Company's Bylaws. Any such stockholder notice of proposed nomination must contain specified types of information relating to the nominee, including information of the type required pursuant to the Exchange Act.

  Compensation and Benefit Plans Committee. The Compensation and Benefit Plans Committee determines executive compensation, and other matters regarding personnel and employee benefit plans. The Committee consists of Messrs. Van Mouwerik (Chairman), McAlearney, Weisser and Hardy and met four times in 1996.

DIRECTORS' COMPENSATION

  Directors' Fees. Directors do not receive any fees for serving on the Company's Board of Directors. Non-employee directors of the Bank receive an annual retainer fee of $34,200 each, and do not receive any additional fees for attending meetings. The Chairman receives an additional fee of $1,000 per month. The fees are paid by the Bank.

  Directors Retirement Plan. The Bank maintains the Redlands Federal Bank Outside Directors Retirement Plan (the "Directors' Retirement Plan"), a retirement plan for non-employee directors with six or more years of service with the Bank. The Directors' Retirement Plan provides that, upon retirement, retiring Directors are eligible to receive an annual benefit equal to 100% of the retiring Directors' compensation in the last year of service which shall continue to be paid annually for a number of years equal to the number of years the participant served as an outside Director, but not for longer than 15 years. The Directors' Retirement Plan provides that in the event of a participant's death prior to payment of all benefits due to a participant under the Plan, the remaining benefits are to be paid to the beneficiary or beneficiaries designated by the participant or, if no such designation has been made, to the estate of the participant. Effective June 30, 1995, the Company elected to partially freeze the Directors' Retirement Plan.

  Directors' Option Plan. Under the Directors' Option Plan, each outside Director was granted options to purchase 17,480 shares of Common Stock at an exercise price of $8.00 per share, which was the fair market value of the shares on the date of grant (April 7, 1994). To the extent options for shares are available for grants under the Directors' Option Plan, on each anniversary of the Effective Date of the Directors' Option Plan, each subsequently elected outside director will be granted, if such outside director is qualified, non-statutory stock options to purchase a number of shares of Common Stock equal to 2,185 shares or options to purchase such lesser number of shares as remain in the Directors' Option Plan. If options for sufficient shares are not available to fulfill the grant of options to an outside director, and thereafter options become available, such persons shall receive options to purchase an amount of shares of Common Stock determined by dividing pro rata among such persons the number of options available. The exercise price of each option granted to subsequent Directors will be equal to the fair market value of the Common Stock on the date of the grant. All options initially granted under the Directors' Option Plan become exercisable in three equal installments commencing one year from the date of grant, except that in the event of death, disability or retirement of the participant or upon a change in control of the Company or the Bank, all options previously granted would automatically become exercisable.

  Directors' Retention and Recognition Plan. Under the DRP, each outside Director was awarded 4,283 shares of Common Stock. Each Emeritus Director received awards equal to 1,286 shares. Awards to Directors began vesting in five equal annual installments on April 7, 1995, the first anniversary of the effective date of the award. Awards will be 100% vested upon termination of service as a Director due to death or disability of the Director or following a change in the control of the Bank or the Company or the failure of the Director to be reelected at any annual meeting of shareholders at which such director has been duly nominated for election unless such director continues to serve as a consulting Director. In the event that a Director terminates service with the Bank or the Company before his or her Awards have been fully vested, the Director's nonvested awards will be forfeited.

  Consulting Agreement. Mr. Wiens has entered into a consulting agreement with the Bank (the "Consulting Agreement"). The Consulting Agreement will continue through April 30, 2000. Under the terms of the Consulting Agreement, Mr. Wiens will be available to advise the Bank as to strategies for dealing with business issues it may confront, as well as providing certain historical information regarding prior business. Mr. Wiens is compensated on an hourly basis for any advice he may render. During the year ended December 31, 1996, Mr. Wiens received no payments pursuant to the Consulting Agreement.

EXECUTIVE COMPENSATION

  The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

  Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation and Benefit Plans Committee (the "Compensation Committee") of the Bank at the direction of the Board of Directors has prepared the following report for inclusion in this proxy statement.

  General. The purpose of the Compensation Committee of the Company and the Bank is to review the respective compensation philosophy and programs, exercise authority with respect to the payment of salaries and incentive compensation to the officers of the Bank and serve as administrator for certain benefit plans of the Bank as may be determined by the Board of Directors. The Bank's Compensation Committee periodically reviews and determines the compensation of the Chief Executive Officer and certain other executive officers, and authorizes the compensation paid to the remaining officers and employees.

  Base Salary. Previously, all officers' salaries were reviewed annually in May for the salary year beginning June 1. Beginning in 1996, officers' salaries are reviewed in November for the salary year beginning January 1. Management prepares its recommendations (for all employees and officers other than the Chief Executive Officer and President) and supplies the Committee with reference materials such as various published compensation surveys and other supporting documentation. Salary levels are designed to be competitive with cash compensation levels paid by peer group institutions. The Bank generally considers its peer group to be thrift institutions and banks with assets between $500 million and $3 billion operating within the western region, which consists of the states of Arizona, California, Idaho, Montana, Nevada, Oregon, Utah, Washington and Wyoming. The Peer Group used in making compensation decisions is not necessarily composed of the same institutions as those used for the stock performance graph included in this proxy statement. Although the evaluations of specific levels of compensation for the executive officers of the Bank are based in part on peer group surveys, including a survey performed for the Western League of Savings Institutions, no specific formula is utilized to fix annual compensation.

  Bonus. In November 1996, the Compensation Committee recommended that the Board terminate the existing Bonus Plan for Officers, and adopt an Incentive Program to reward officers based on performance criteria as determined by the Committee, and the profitability of the Bank, as well as achievement of goals set forth in the Bank's Business Plan. The Board approved the recommendations of the Committee, and the Incentive Program is in place for 1997.

  In the previous three years, the Bank was restructured and recapitalized, during which time no salary increases and no bonus awards were given, except that bonuses were paid to certain officers of the Bank at year-end 1996 to recognize their efforts during the restructuring period.

  Stock Programs. In conjunction with and after the Bank's conversion from mutual to stock form, various stock programs were established. The ESOP, Incentive Stock Option Plan, the RRP and the Incentive Plan are designed as an incentive to the executive officers and employees of the Bank and act so as to align the interests of the officers and employees of the Bank with stockholders. The awards under such plans become exercisable over a multi-year period, enhancing their value as a long-term incentive. The awards of options and shares under the Incentive Stock Option Plan and the RRP were allocated by the Compensation Committee based upon regulatory practices and policies, the practices of other recently converted financial institutions as verified by external surveys and based upon the executive officer's level of responsibility and contributions to the Bank as determined by the Compensation Committee on a discretionary basis.

  Chief Executive Officer. Upon her assumption of duties as President and Chief Executive Officer in April 1995, Anne Bacon was given a package which included an annual salary of $250,000, a potential performance bonus and stock grants and options as disclosed in the Summary Compensation Table. This salary was established through negotiations the Compensation Committee had with Ms. Bacon regarding her Employment Agreement, and was based upon information gathered by the Committee during the search for a new Chief Executive Officer. This information included results of a survey conducted by an outside executive compensation consultant of Chief Executive Officer compensation in banks and thrifts in California, and data provided by the executive search firm engaged by the Bank to assist in locating a new Chief Executive Officer.

  Following Ms. Bacon's arrival, the Board approved a Business Plan for the Bank which included various goals, specifically a reduction of losses, reduction in the level of classified and non-performing assets, reduction in general and administrative expenses and an increase in the Bank's risk-based capital. The Compensation Committee agreed that these goals would be used to review Ms. Bacon's performance. Following Ms. Bacon's annual performance evaluation conducted in March 1996, during which it was agreed that the performance criteria had been met and exceeded, Ms. Bacon was granted a bonus as set forth in the Summary Compensation Table, and awarded 7,600 shares of performance based stock from the 1995 Long Term Incentive Plan.

                COMPENSATION COMMITTEE OF THE COMPANY AND BANK
                       Henry H. Van Mouwerik (Chairman)
                            John D. McAlearney, Jr.
                              Stanley C. Weisser
                             William T. Hardy, Jr.

  Summary Compensation Table. The following table shows, for the fiscal years ending December 31, 1996, 1995, and 1994, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and those executive officers ("Named Executive Officers") of the Company, who received salary and bonus in excess of $100,000 in 1996.

                                                                                LONG TERM
                                                                               COMPENSATION
                                                                            ------------------
                           ANNUAL COMPENSATION                                AWARDS   PAYOUTS
                         -----------------------                            ---------- -------
                                                    OTHER                   SECURITIES
                                                    ANNUAL    RESTRICTED    UNDERLYING  LTIP
   NAME AND PRINCIPAL                            COMPENSATION    STOCK       OPTIONS/  PAYOUTS   OTHER
         OFFICE          YEAR SALARY($) BONUS($)     ($)      AWARD(S)($)   SARS(#)(1)   ($)   COMP($)(2)
   ------------------    ---- --------- -------- ------------ -----------   ---------- ------- ----------
Anne Bacon (3).......... 1996 $250,008  $100,000     $--       $    --           --     $--      $6,808
 President and Chief     1995  203,506       --                 432,580(4)    75,000     --         --
 Executive Officer
D. Brian Reider ........ 1996  137,200    20,580      --            --           --      --       6,808
 Executive Vice          1995  134,200       --       --            --           --      --       8,849
 President, Chief        1994  116,730       --       --         51,960(5)    17,480     --       4,160
 Operating Officer and
 General Counsel
David C. Gray, CPA......
 Senior Vice President   1996  116,100    17,415      --            --           --      --       6,752
 and Chief Financial     1995  116,100       --       --            --           --      --       6,048
 Officer                 1994  113,725       --       --         65,728(5)    17,480     --       4,056
Norman E. Bellefeuille,
 Jr..................... 1996  100,000    15,000      --            --           --      --       5,912
 Senior Vice President   1995  107,092       --       --            --           --      --       5,584
 and Chief Loan Officer  1994  101,702       --       --         65,728(5)    17,480     --       3,600
Carol A. Snodgress......
 Senior Vice             1996   97,920    14,688      --            --           --      --       5,800
 President/Retail        1995   97,920       --       --            --           --      --       5,104
 Banking                 1994   95,870       --       --         65,728(5)    17,480     --       3,416

--------
(1) Includes 75,000 shares subject to options granted to Ms. Bacon under the Incentive Plan which become exercisable in five equal annual installments commencing on April 25, 1996. Includes 17,480 shares subject to options granted each to Messrs. Reider, Gray and Bellefeuille and Ms. Snodgress under the Stock Option Plan, which options will be exercisable in five equal annual installments, commencing on April 7, 1995 and continuing on each anniversary date thereafter.

(2) Includes $6,808, $6,808, $6,752, $5,912 and $5,800 contributed by the Bank pursuant to the ESOP and allocated respectively for the benefit of Ms. Bacon, Messrs, Reider, Gray and Bellefeuille and Ms. Snodgress for fiscal 1996.

(3) Ms. Bacon was appointed as President and Chief Executive Officer of the Company and the Bank, effective April 3, 1995.

(4) Pursuant to the Incentive Plan, Ms. Bacon was awarded 43,000 performance restricted stock awards which had a market value of $432,580 on the date of grant. 12,600 shares have vested and 30,400 shares vest on April 25, 2000, subject to the discretionary authority of the Board of Directors to accelerate vesting, in whole or in part, based upon performance. When awards become vested and are distributed, the recipient will also receive an amount equal to accumulated dividends and any earnings thereon. All awards will vest upon a change in control. In the event of retirement, death or disability, restricted awards which represent the percentage of time which had already passed in the pendency of the contingency will vest. At December 31, 1996, the shares held by Ms. Bacon had a market value of $13.50 per share, for a total value of $410,400.

(5) Pursuant to the RRP, Messrs. Reider, Gray and Bellefeuille and Ms. Snodgress were awarded 6,495, 8,216, 8,216 and 8,216 shares of Common Stock, respectively, in fiscal 1994, which had a market value of

   $8.00 per share on the date of the grant. Such awards vest in five annual installments at a rate of 20% per year commencing on April 7, 1995, one year from the date of the grant. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated dividends and any earnings thereon. Awards will be 100% vested upon termination of employment due to death, disability or following a change of control. If a recipient terminates employment due to retirement, such awards will continue to be earned in annual installments of 20% if the Compensation Committee determines that such recipient is expected to continue to provide valuable services to the Bank. At December 31, 1996, the shares held by Messrs. Reider, Gray and Bellefeuille and Ms. Snodgress had a market value of $13.50 per share, for a total value of $52,609, $66,555, $66,555 and $66,555, respectively.

  Stock Performance Graph. The following table shows a thirty-two month comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return of U.S. Companies in the Nasdaq National Market and the SNL Thrift Index. The Company's Common Stock began trading on April 8, 1994. The indices were compiled by SNL Securities.

                  COMPARISON OF THIRTY-TWO MONTH TOTAL RETURN
                          AMONG REDFED BANCORP INC.,
                   NASDAQ MARKET INDEX AND SNL THRIFT INDEX

                        PERFORMANCE GRAPH APPEARS HERE

                                            PERIOD ENDING
                      ----------------------------------------------------------
INDEX                 4/8/94  6/30/94 12/31/94 6/30/95 12/31/95 6/30/96 12/31/96
-----                 ------- ------- -------- ------- -------- ------- --------
RedFed Bancorp Inc..  $100.00 $132.35 $ 94.12  $ 94.86 $119.12  $101.47 $158.82
Nasdaq Total Return.   100.00   94.64  101.30   126.32  143.26   162.19  176.22
SNL Thrift Index....   100.00  110.61  101.89   130.53  158.68   165.59  206.76

  Employment Agreements. The Bank and the Company have entered into employment agreements with Ms. Bacon, each of which provides for a two-year term. Commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors of the Bank and the Company may extend the agreements for an additional year such that the remaining term shall be two years, unless written notice of non-renewal is given by the Boards of Directors after conducting a performance evaluation of the executive. The agreements provide that Ms. Bacon will receive an annual base salary of $250,000, which will be reviewed at least annually by the Board. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by the Bank or the Company for cause at any time.

  In the event the Bank or the Company chooses to terminate the executive's employment for reasons other than cause, or for disability, or in the event of the executive's resignation from the Bank and the Company upon: (i) failure to re-elect the executive to her current offices; (ii) a material change in the executive's functions, duties or responsibilities, or relocation of her principal place of employment, or a material reduction in benefits or perquisites; (iii) liquidation or dissolution of the Bank or the Company; or
(iv) a breach of the agreement by the Bank or the Company, the executive or, in the event of death, her beneficiary would be entitled to receive an amount equal to the payments due for the remaining term of the Agreement including Base Salary for the remaining term of the Agreement (not to exceed one year of Base Salary) and any bonuses and other cash compensation paid or expected to be paid to executive in the year of the Event of Termination, and the amount of benefits received or to be received pursuant to any employee benefit plan at the time of termination including all payments made to the executive, or for the executive's benefit, during the twelve months preceding termination.

  If termination of employment follows a "change in control" of the Bank or the Company, as defined in the employment agreements, the executive or, in the event of death, the executive's beneficiary, is entitled to a severance payment equal to the greater of: (1) the payments due under the remaining term of the agreement; or (2) two times the average of the five preceding years' Base Salary or such lesser number of years as executive was employed, including bonuses and the amount of contributions made or to be made to employee benefit plans on behalf of executive. The Bank and the Company will also continue the executive's life, health, and disability coverage for two years to the extent allowed by the plans or policies maintained by the Company or Bank from time to time. Payments to the executive under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. In the event of a change in control, based upon 1996 salary, Ms. Bacon would receive approximately $500,000 in severance payments in addition to other cash and noncash benefits provided under the agreements.

  Change in Control Agreements. The Bank has entered into two-year Change in Control Agreements with four executive officers who are not covered by employment agreements, including Messrs. Reider, Gray, Bellefeuille and Ms. Snodgress. These executive officers, with the exception of Mr. Bellefeuille also have Change in Control Agreements with the Company. Each Change in Control Agreement provides for a 24-month term. Commencing on the first anniversary date of the Bank's conversion from mutual to stock form and continuing on each anniversary thereafter, the Change in Control Agreements may be extended by the respective Boards of Directors for an additional 12 months so that the remaining term is 24 months. Each Change in Control Agreement provides that at any time following a change in control of the Bank, if the Company or the Bank terminates the employee's employment for any reason other than cause, or if the employee terminates his or her employment following demotion, loss of title, office or significant authority, a reduction in compensation, or relocation of the principal place of employment, the employee or, in the event of death, the employee's beneficiary, would be entitled to receive a payment equal to two times the employee's then current annual compensation, including bonuses and any other cash compensation. The Bank and the Company will also continue the employee's life, health, and disability coverage for the remaining unexpired term of his or her agreement to the extent allowed by the plans or policies maintained by the Company or Bank from time to time. Payments to the employee under the Bank's change in control agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

  If a change in control occurs, based upon 1996 salaries, the amounts payable in the aggregate, pursuant to change in control agreements, would be approximately $274,400, $232,200, $200,000 and $195,840, in addition to other cash and noncash benefits provided for under the Change in Control Agreements for Messrs. Reider, Gray and Bellefeuille, and Ms. Snodgress, respectively.

  Stock Option Plan and Incentive Plan. The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                   VALUE OF
                                NUMBER OF SECURITIES             UNEXERCISED
                               UNDERLYING UNEXERCISED            IN-THE-MONEY
                                  OPTIONS/SARS AT               OPTION/SARS AT
                                 FISCAL YEAR END(#)           FISCAL YEAR END($)
                            ---------------------------- ----------------------------
   NAME                     EXERCISABLE/UNEXERCISABLE(1) EXERCISABLE/UNEXERCISABLE(2)
   ----                     ---------------------------- ----------------------------
   Anne Bacon..............        15,000/60,000               $ 51,600/206,400
   Robert G. Wiens.........        69,920/0                     384,560/0
   D. Brian Reider.........         6,992/10,488                 38,456/57,684
   David C. Gray, CPA......         6,992/10,488                 38,456/57,684
   Norman E. Bellefeuille,
    Jr.....................         6,992/10,488                 38,456/57,684
   Carol A. Snodgress......         6,992/10,488                 38,456/57,684

--------
(1) The options held by Messrs. Wiens, Reider, Gray and Bellefeuille and Ms. Snodgress have an exercise price of $8.00, and except for the options held by Mr. Wiens, which are all currently exercisable, such options become exercisable at an annual rate of 20% beginning April 7, 1995. The options will expire ten years from the date of grant. The options held by Ms. Bacon have an exercise price of $10.06 and become exercisable at an annual rate of 20% beginning April 25, 1996.

(2) Based on the market value of the underlying stock at December 31, 1996, minus the exercise price. The market price on December 31, 1996 was $13.50.

  Defined Benefit Plan. The Bank currently maintains a qualified noncontributory defined benefit plan ("Retirement Plan"). All employees are eligible to participate in the Retirement Plan on the first day of the month following the date on which one hour of service is performed. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Effective June 30, 1995, the Retirement Plan was frozen and Participants ceased the accrual of additional benefits thereunder although vesting continued according to the terms of the Retirement Plan. Pursuant to the Retirement Plan, an unrelated trustee has the authority to invest up to 10 percent of the plan assets in the Common Stock of the Company. As of the Record Date, the trustee held 158,845 shares, or 2.15% of the outstanding shares of Common Stock, for the benefit of participants in the Retirement Plan.

  On December 19, 1996, the Board of Directors of the Bank took action to terminate the Retirement Plan as of March 15, 1997. The termination is expected to take up to a year to complete. The Plan Administrator believes that the Plan's assets are sufficient to satisfy all accrued benefits under the Plan.

  The following table sets forth the estimated annual benefits payable upon retirement at age 65 in calendar year 1996, expressed in the form of a single life annuity, for the final average salary and benefit service classifications specified pursuant to the Retirement Plan.

     FINAL
    AVERAGE                                CREDITABLE YEARS OF SERVICE AT AGE
    ANNUAL                                                65(1)
     BASE                                ---------------------------------------
     WAGE                                  15        20     25     30      35
    -------                              ------    ------ ------ ------- -------
   $ 25,000............................   8,951    11,935 14,231  16,527  18,823
     50,000............................  18,232    24,309 29,012  33,714  38,416
     75,000............................  27,513    36,684 43,793  50,901  58,010
    100,000............................  36,794    49,059 58,574  68,089  77,604
    150,000(2).........................  55,357(2) 73,809 88,136 102,463 116,791

--------
(1) Benefit accruals were frozen at June 30, 1995.

(2) For 1996, the maximum compensation for plan purposes under Internal Revenue Code ("IRC") Section 401(a)(17) is $150,000 and the maximum annual defined benefit payable under IRC Section 415 is $120,000. The amounts shown above were determined without regard to any combined defined benefit/ defined contribution limit under IRC Section 415.

  The following table sets forth the years of credited service (i.e., benefit service) as of June 30, 1995 (the freeze date of the Retirement Plan) for each of the individuals named in the Summary Compensation Table.

                                                                      CREDITED
                                                                     SERVICE(1)
                                                                    ------------
                                                                    YEARS MONTHS
                                                                    ----- ------
   Anne Bacon(2)...................................................    0     3
   Robert G. Wiens(3)..............................................   38     6
   D. Brian Reider.................................................    6     3
   David C. Gray, CPA..............................................   18     2
   Norman E. Bellefeuille, Jr......................................   20     8
   Carol A. Snodgress..............................................   18     2

--------
(1) Assumes 0.5 years of credited service was earned by all participants active throughout 1995.

(2) Ms. Bacon's date of hire was April 3, 1995.

(3) Mr. Wiens terminated service at December 31, 1994.

  Deferred Compensation Plan. The Bank maintains the Deferred Compensation Program of Redlands Federal Bank (the "Deferred Compensation Plan"), a supplemental benefit plan, for executives selected by the Board. Participants are entitled to receive benefits upon attaining the normal retirement age of 65 years. The supplemental retirement benefit is the amount payable in monthly installments during the joint lifetime of the participant and his or her spouse. The payment is equal to the excess of the amount that would be payable under the Retirement Plan, over the maximum permissible benefit determined under Section 401(a)(17) and 415 of the Internal Revenue Code (the "Code"). Upon the death of the participant, the participant's spouse shall continue to receive 50% of the benefit that had been paid to the participant, continuing until the death of the spouse. Upon early retirement, the Supplemental Retirement Benefit shall be reduced by 0.40% for each month that the participant's retirement date precedes his or her 60th birthday; provided, however, that the participant must have (i) received approval of the Board;
(ii) completed 15 or more years of service; and (iii) achieved the age of 56 years.

  Under the Deferred Compensation Plan, the Bank also maintains a Supplemental Profit Sharing Account (the "Account") for each participant. The participant's account is annually credited with an amount by which the Bank's contribution under the Profit Sharing Plan exceeds the limit determined by Sections 401(a)(17) and 415 of the Code. The amount in the Account is then paid to the participant in one lump sum upon normal retirement. In the event of the participant's death before retirement, the lump sum is payable to the participant's designated beneficiary. Upon disability, the participant is entitled to receive the entire lump sum. An irrevocable grantor trust is maintained to add funds for the payment of benefits under the Deferred Compensation Plan. Effective June 30, 1995, the Company elected to freeze the Deferred Compensation Plan.

  Transactions With Certain Related Persons. Set forth below is certain information at December 31, 1996 as to loans made by the Bank to directors and executive officers on preferential terms with aggregate indebtedness which exceeded $60,000 at any time since January 1, 1996:

                           DATE OF   DATE OF   HIGHEST BALANCE  BALANCE AS OF
                            LOAN       LOAN   OUTSTANDING SINCE DECEMBER 31,    LOAN   INTEREST
NAME                     ORIGINATION MATURITY  JANUARY 1, 1996      1996        TYPE   RATE(1)
----                     ----------- -------- ----------------- ------------- -------- --------
Anne Bacon..............    1995       2025       $155,290        $146,558    Mortgage   5.09%
Robert G. Wiens.........    1986       2017        210,564         204,762    Mortgage   5.08%
D. Brian Reider.........    1989       2019        173,719         169,549    Mortgage   5.08%
David C. Gray, CPA......    1988       2019        183,246         178,224    Mortgage   5.08%
Norman E. Bellefeuille,
 Jr. ...................    1991       2021        155,464         153,619    Mortgage   5.06%
Carol A. Snodgress......    1985       2015         92,778          89,785    Mortgage   5.08%

--------
(1) All interest rates set forth are adjustable rates.

                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

  To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1998, a stockholder proposal must be received by the Secretary of the Company at the address set forth in the Notice of Annual Meeting of Stockholders, not later than December 20, 1997. Any such proposal will be subject to Rule 14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

  The bylaws of the Company provide an advance notice procedure for a stockholder to bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. The Company is not required to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

  The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

  Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

  A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO REDFED BANCORP INC., ATTN: MS. ANNEMARIE MEAD, 300 EAST STATE STREET, REDLANDS, CALIFORNIA 92373.

                                          By Order of the Board of Directors

                                          /s/ Annemarie Mead

                                          Annemarie Mead
                                          Secretary

Redlands, California
April 18, 1997

  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             RED FED BANCORP INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            Annual Meeting of Stockholders To Be Held May 20, 1997

Revoking all prior proxies, the undersigned, a stockholder of RED FED BANCORP INC. (the "Company"), hereby appoints William C. Buster, Jr., William T.
Hardy, Jr. and Stanley C. Weisser, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.01 per share ("Common Stock"), of the undersigned of the Company at the Annual Meeting of Stockholders of the Company to be held at the Company's offices located at 300 East State Street, Redlands, California 92373 on May 20, 1997 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse.

                 IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                             RED FED BANCORP INC.

                                 MAY 20, 1997



             -- PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED --
--------------------------------------------------------------------------------

A [X] Please mark your votes as in this example.

1. Election of Directors

   FOR all nominees listed    WITHHOLD Authority     Nominees: Douglas R. McAdam
     to right (Except as         to vote for                   Robert G. Wiens
    marked to the contrary      nominees listed
            [_]                      [_]

   For, except votes withheld from the following nominees:

   ------------------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS.

PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.


SIGNATURE _______________________________________  DATE _______________________


SIGNATURE _______________________________________  DATE _______________________
                SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name appears hereon. When shares are held joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.